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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 18, 2002



                            LUCENT TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-11639                                             22-3408857
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)


600 MOUNTAIN AVENUE, MURRAY HILL, NEW JERSEY                  07974
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                                 (908) 582-8500
                         (REGISTRANT'S TELEPHONE NUMBER)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

On October 18, 2002, Lucent Technologies Inc. issued the press release attached as Exhibit 99.1 and incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c) Exhibits.

                 Exhibit 99.1: Press Release dated October 18, 2002.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        LUCENT TECHNOLOGIES INC.



Dated: October 18, 2002                 By:  /s/   John A. Kritzmacher
                                            --------------------------------
                                            Name:  John A. Kritzmacher
                                            Title: Senior Vice President and
                                                    Corporate Controller






                                  EXHIBIT INDEX

EXHIBITS:

Exhibit 99.1    Press release dated October 18, 2002.